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                                                                   EXHIBIT 10.18


                                   ADDENDUM
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                                      TO
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                         VIRTUAL REALTY NETWORK, INC.
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                           SERIES A PREFERRED STOCK
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                              PURCHASE AGREEMENT
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                              Dated May 19, 1995



THIS ADDENDUM to the Series A Preferred Stock Purchase Agreement, dated May 19, 1995, is hereby entered into by Virtual Realty Network, Inc. and American Growth Fund I, ("American Growth") a California Limited Partnership, by American Growth Capital Corporation, Managing General Partner, with offices at 17280 Newhope Street, Ste. 1, Fountain Valley, California 92708, and the parties hereto agree as follows:

     1. American Growth desires to purchase 250,000 Series A Preferred Stock. American Growth has received a copy of the Purchase Agreement, the Rights
Agreement (Exhibit E) and the Co-Sale and Right of First Refusal Agreement (Exhibit F), including all of the Exhibits A-J thereto. American Growth has read, understands and agrees to be bound by and purchase the Series A Preferred Stock under the terms and conditions of those agreements, including those exceptions to the Agreement (Exhibit C, attached thereto).

     2. Virtual Realty agrees to sell 250,000 Shares under the terms and conditions stated in the Series A Preferred Stock Purchase Agreement, dated May 19, 1995, to American Growth, which shall be evidenced by one share certificate in that amount.

     3. It is understood that all terms and conditions for the original investment dated March 21, 1995, and the Amendment, dated March 31, 1995, remain in place and are not superseded by this additional investment.

     IN WITNESS THEREOF, the parties have executed this Addendum to the Series A Preferred Agreement Purchase Agreement, dated May 19, 1995, this 14th day of June, 1995.

VIRTUAL REALTY NETWORK, INC.                   AMERICAN GROWTH FUND I,
4590 MacArthur Blvd., Ste. 175                 a California limited partnership
Newport Beach, CA  92660                       By: American Growth Capital
                                               Corp., Managing General Partner

By: /s/  Michael A. Barron                     By: /s/ Donna Snyder
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    MICHAEL A. BARRON, Pres.                       DONNA SNYDER, President